THE AMERICAN HERITAGE FUND, INC.
                                                   [AMERICAN HERITAGE FUND LOGO]
                                                   1370 Avenue of the Americas
                                                   New York, N.Y. 10019
                                                   Tel: (212) 397-3900
                                                   Fax: (212) 397-4036

Heiko Thieme
Chairman

   July 1998

   To Our Valued Shareholders:

   In 1997, we took a bold stance by concentrating our portfolio to the utmost. This strategy helped make us the best performing fund in that year on a total return basis out of more than 10,000 funds.

   Although such an approach is not without risk, we are pursuing the same strategy for the calendar year 1998. Presently, three stocks make up 95% of the portfolio. One of the stocks has already appreciated over 300% this year, while the other two are below their January levels. As I assess the potential for these stocks to be well above average, I am willing to maintain this unusual weighting.

   The first half of 1998 has already exceeded most projections as far as the general direction for the stock market is concerned. If the Dow Jones Industrial Index exceeds a 20% return this year, it would be the fourth consecutive year of such returns, unprecedented in stock market history.

   Big companies have been the main beneficiaries during this phase of the bull market. Small companies represented in the Russell 2000 Index are terribly lagging. While the Dow Index is up 13%, the Russell 2000 Index is basically flat. The big money flow into equity funds has been focused on blue chips. Given the high P/E ratios for most of these companies, I maintain that the time for small, unrecognized companies will come. The American Heritage Fund is willing to be patient, and I hope my investors will be as well. We continue to search for undervalued blue chips and small, unknown companies with a high appreciation potential over time. Anybody who cannot take significant swings in the net asset value should not consider us as a suitable investment. Those who are intrigued by this strategy are welcome to our family of investors.

   Please, always remember: I am not only the money manager, but also a shareholder of the Fund. Therefore, I have as much of an interest to be the market leader as you have.

   With kind regards,

   /s/ HEIKO THIEME
   Heiko Thieme
   Chairman

--------------------------------------------------------------------------------
                        THE AMERICAN HERITAGE FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                                  MAY 31, 1998
--------------------------------------------------------------------------------

                     ASSETS
Investments in securities, at
  value (cost $17,707,872)........  $ 18,329,476
Receivable for investment
  securities sold.................     1,836,842
Receivable for dividends and
  interest........................         6,505
Deposits with brokers for
  securities sold short...........        28,155
Other assets......................        23,525
                                    ------------
  TOTAL ASSETS....................    20,224,503
                                    ------------

                  LIABILITIES
Payable for investment securities
  purchased.......................     2,564,594
Demand loan payable to bank.......       638,684
Payable for capital stock
  reacquired......................         9,742
Accrued advisory fees.............        17,265
Accrued expenses and other
  payables........................       103,480
                                    ------------
  TOTAL LIABILITIES...............     3,333,765
                                    ------------
Commitments & Contingencies

                   NET ASSETS
Net assets (equivalent to $.93 per
  share based on 18,177,289 shares
  of capital stock outstanding)...  $ 16,890,738
                                    ============
Composition of net assets:
Shares of capital stock...........       181,763
Paid in capital...................    61,924,729
Accumulated distributions in
  excess of net investment
  income..........................    (2,812,036)
Accumulated net realized loss on
  investments.....................   (43,025,322)
Net unrealized appreciation of
  investments.....................       621,604
                                    ------------
     NET ASSETS, May 31, 1998.....  $ 16,890,738
                                    ============


--------------------------------------------------------------------------------
                        THE AMERICAN HERITAGE FUND, INC.
                     SCHEDULE OF INVESTMENTS IN SECURITIES
                                  MAY 31, 1998
--------------------------------------------------------------------------------

                                Number of
                                 Shares        Value
-------------------------------------------------------
 COMMON STOCKS & WARRANTS - 108.38%
AEROSPACE & TRANSPORTATION - 0.56%
Boeing Co.....................     2,000    $    95,250
                                            -----------
BANKS & FINANCE - 3.30%
Auer Von Welsbach Invest.
  AG*(+)......................     6,500        457,518
Kouri Capital Group Inc.*+....   200,000        100,000
                                            -----------
                                                557,518
                                            -----------
BIOTECHNOLOGY - 79.23%
Direct Therapeutics, Inc.*+...   160,000         48,000
Senetek PLC Sponsored ADR*(+). 2,903,000     13,335,656
                                            -----------
                                             13,383,656
                                            -----------
CHEMICALS - 1.99%
Advanced Materials Group
  Inc.*+......................   128,000        336,000
                                            -----------
COMMERCIAL SERVICES - 0.64%
Cedent Corporation*...........     5,000        108,437
                                            -----------
COMMUNICATION & EQUIPMENT - 0.00%
American Satellite Network
  Inc. Wts*+..................     6,775              0
Millicom International
  Cellular
  SA Rights *(+)+.............    27,100              0
                                            -----------
                                                      0
                                            -----------
COMPUTER EQUIPMENT & SOFTWARE - 1.32%
Hewlett Packard Co............       300         18,637
JTS Corporation*..............    85,000          3,400
Management Technologies
  Inc.*.......................    95,238          2,976
Management Technologies Inc.
  C Wts*......................   419,047              0
Seagate Technology Inc.*......     1,500         34,688
Sideware Systems*(+)..........   113,200         34,233
Texas Instruments.............     2,500        128,438
                                            -----------
                                                222,372
                                            -----------

   The accompanying notes are an integral part of these financial statements.

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                        THE AMERICAN HERITAGE FUND, INC.
                     SCHEDULE OF INVESTMENTS IN SECURITIES
                                  MAY 31, 1998
--------------------------------------------------------------------------------

                                Number of
                                 Shares        Value
-------------------------------------------------------
CONSUMER PRODUCTS - 1.82%
Philip Morris Companies
  Inc.........................     5,000    $   186,875
Pier 1 Imports Inc............     5,000        120,313
                                            -----------
                                                307,188
                                            -----------
ENTERTAINMENT & LEISURE - 0.30%
Gold Star International Inc.
  Units*(+)+..................     5,000         50,000
                                            -----------
ENVIRONMENTAL SERVICES - 1.02%
I D M Environmental
  Corporation*................    50,000        171,875
                                            -----------
INDUSTRIAL PRODUCTS - 0.36%
Mark Solutions Inc.*..........    50,000         60,938
                                            -----------
MEDICAL TECHNOLOGY - 13.41%
A D M Tronics Unlimited
  Inc.*+...................... 4,230,000      1,586,250
Life Medical Sciences Inc.*...    54,500         69,828
Life Medical Sciences Inc. Cl
  A Wts*......................    22,500          2,813
Medtrack Inc.*+...............   300,000        200,001
Miravant Medical
  Technologies*...............    15,000        406,875
                                            -----------
                                              2,265,767
                                            -----------
MISCELLANEOUS - 1.07%
Marketing Service*............    50,000        181,250
                                            -----------

--------------------------------------------------------------------------------
                        THE AMERICAN HERITAGE FUND, INC.
                     SCHEDULE OF INVESTMENTS IN SECURITIES
                                  MAY 31, 1998
--------------------------------------------------------------------------------

                                Number of
                                 Shares        Value
-------------------------------------------------------
OIL SERVICES & EQUIPMENT - 0.73%
Smith International Inc.......     2,500    $   122,656
                                            -----------
PHARMACEUTICAL - 2.63%
Elan Corp.*...................     2,500        152,969
Lilly (Eli) & Co..............     3,200        196,600
Polydex Pharmaceuticals
  Ltd.*(+)....................    31,500         94,500
                                            -----------
                                                444,069
                                            -----------
TOTAL COMMON STOCKS & WARRANTS
  (Cost $17,557,872)..........              $18,306,976
                                            -----------
                PREFERRED STOCKS - 0.00%
Medtrack Inc. Pf B+ (Cost
  $0).........................    30,000              0
                                            -----------
                BONDS AND NOTES - 0.13%
International Fast Food G-Bond
  9%, due 12/15/2007 (Cost
  $150,000)...................   150,000         22,500
                                            -----------
TOTAL SECURITIES (Cost $17,707,872)......
                                            $18,329,476
                                            ===========

  *  Non-income producing property
(+)  Foreign security
  +  Illiquid security

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
                        THE AMERICAN HERITAGE FUND, INC.
                            STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED MAY 31, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest..........................  $    18,528
Dividends.........................      336,142
                                    -----------
TOTAL INVESTMENT INCOME...........      354,670
                                    -----------
EXPENSES:
Investment advisory fees..........      250,268
Transfer agent fees...............       77,059
Legal fees........................      142,940
Audit fees........................       30,062
Custodian fees....................       45,374
Administrative fees...............      182,137
Fund accounting fees..............       44,974
Insurance.........................       30,939
Postage and printing expense......       99,514
Registration fees and expenses....       25,000
Directors' fees...................       30,713
Interest expense..................       90,496
Consulting and professional
  fees............................        3,153
Rent..............................       92,585
Telephone.........................       11,119
Miscellaneous.....................       15,731
                                    -----------
TOTAL EXPENSES....................    1,172,064
                                    -----------
Investment loss -- net............     (817,394)
                                    -----------
Net realized loss on securities
  transactions....................  (11,258,564)
Net change in unrealized
  appreciation of investments.....   13,742,853
                                    -----------
Net gain on investments...........    2,484,289
                                    -----------
Net increase in net assets
  resulting from operations.......  $ 1,666,895
                                    ===========

--------------------------------------------------------------------------------
                        THE AMERICAN HERITAGE FUND, INC.
                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                FOR THE        FOR THE YEAR
                              YEAR ENDED          ENDED
                             MAY 31, 1998      MAY 31, 1997
                           -----------------   ------------
INCREASE IN NET ASSETS
   FROM OPERATIONS:
Investment loss -- net...     $  (817,394)     $  (819,245)
Net realized gain (loss)
  on securities
  transactions...........     (11,258,564)           2,967
Net change in unrealized
  appreciation of
  investments............      13,742,853        1,113,728
                              -----------      -----------
Net increase in net
  assets resulting from
  operations.............       1,666,895          297,450
Distributions to
  shareholders from --
  Investment
    income -- net........               0                0
  Net realized gains on
    investments..........               0                0
  Return of capital......               0                0
Capital share
  transactions...........      (2,902,748)      (3,600,612)
                              -----------      -----------
  Net decrease in net
    assets...............      (1,235,853)      (3,303,162)
NET ASSETS:
Beginning of year........      18,126,591       21,429,753
                              -----------      -----------
End of year..............     $16,890,738      $18,126,591
                              ===========      ===========

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
                        THE AMERICAN HERITAGE FUND, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                                  MAY 31, 1998
--------------------------------------------------------------------------------
NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION
The American Heritage Fund, Inc. ("the Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Significant accounting policies of the Fund are as follows:

SECURITY VALUATIONS
The Fund values its securities, where market quotations are readily available, at market value based on the last recorded sales price as reported by the principal securities exchange on which the security is traded, or if the security is not traded on an exchange, market value is based on the latest bid price. Foreign securities are converted to U.S. dollars using exchange rates at the close of the trading day. Securities for which market quotations are not readily available are valued as the Board of Directors or a committee composed of members of the Board of Directors, in good faith determines.

FEDERAL INCOME TAXES
The Fund did not meet one of the income diversification tests of the Internal Revenue Code and as such does not qualify as a regulated investment company for the current year. The non qualification did not affect the net asset value of the Fund. The specific income diversification test was subsequently repealed by the Taxpayer Relief Act of 1997.

It is the Fund's policy to comply with the requirements of the Internal Revenue Code that are applicable to
--------------------------------------------------------------------------------
                        THE AMERICAN HERITAGE FUND, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                                  MAY 31, 1998
                                  (Continued)
--------------------------------------------------------------------------------
regulated investment companies and to distribute all its taxable income to its shareholders.

The Fund has determined to value at zero any tax benefit from its operating losses from the current year as it intends to meet the above referenced requirements in the next fiscal year. Therefore, no federal income tax provision is required.

OPTION WRITING
When the Fund sells an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are treated by the Fund on the expiration date as realized gains from the sales of securities. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, are also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.

ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
                        THE AMERICAN HERITAGE FUND, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                                  MAY 31, 1998
                                  (Continued)
--------------------------------------------------------------------------------
OTHER
The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrued basis.

NOTE 2. INVESTMENT ADVISORY AGREEMENT
AND OTHER RELATED TRANSACTIONS

The Fund has an investment advisory agreement with American Heritage Management Corporation (AHMC), whereby AHMC receives a fee of 1.25% of the Fund's first $100,000,000 average net asset value and 1% of such value on any additional net assets, computed daily and payable monthly. For the year ended May 31, 1998 AHMC received $250,268 in investment advisory fees. Heiko H. Thieme is the Fund's Chairman of the Board of Directors, Chief Executive Officer and Secretary. Heiko
H. Thieme is also the Chairman of the Board of Directors, Chief Executive Officer and Secretary of AHMC, of which he owns 90% of the outstanding shares.

For the year ended May 31, 1998, the Fund paid brokerage commissions of $990,836 to Thieme Securities, Inc. of which Mr. Thieme is the owner.

The Fund has agreed to reimburse AHMC for office space utilized by the Fund. For the year ended May 31, 1998, the Fund reimbursed AHMC $92,585 for the use of its office space.

AHMC is also reimbursed for administrative personnel utilized by the Fund. Total reimbursement was $182,137 for the year ended May 31, 1998.

NOTE 3. INVESTMENTS

For the year ended May 31, 1998, purchases and sales of investment securities other than short-term investments aggregated $244,291,113 and $245,994,083, respectively. The gross unrealized appreciation for all
--------------------------------------------------------------------------------
                        THE AMERICAN HERITAGE FUND, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                                  MAY 31, 1998
                                  (Continued)
--------------------------------------------------------------------------------
securities totaled $7,278,939 and the gross unrealized depreciation for all securities totaled $6,657,335, or a net unrealized appreciation of $621,604. The aggregate cost of securities for federal income tax purposes at May 31, 1998 was $17,707,872.

Net realized loss on investments for the year ended May 31, 1998 was $11,258,564. The components are as follows:

Long transactions                  $(11,251,873)
Short sales transactions                 38,536
Option transactions                     (45,227)
                                   ------------
                                   $(11,258,564)
                                   ============

Option activity for the year ended May 31, 1998 follows:

                             NUMBER OF
                             CONTRACTS   PREMIUMS
                             ---------   --------
Options outstanding at May
  31, 1997                        0      $      0
Options purchased               100        45,227
Options expired                (100)      (45,227)
                               ----      --------
Options outstanding at May
  31, 1998                        0      $      0
                               ====      ========

NOTE 4. RESTRICTED AND OTHER ILLIQUID SECURITIES

Investments in restricted securities and investments, where market quotations are not available, are valued at fair value as determined in good faith by the Board of Directors, or a committee composed of members of the Board of Directors of the Fund.

The Fund may acquire portfolio securities called restricted securities, which can be sold only pursuant to an effective registration statement under the Securities Act of 1933 or an exemption from such registration. In addition, other securities held by the Fund may be illiquid which means they cannot be sold or disposed of in the ordinary course of business at approximately the quoted market value of such securities, or in the

--------------------------------------------------------------------------------
                        THE AMERICAN HERITAGE FUND, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                                  MAY 31, 1998
                                  (Continued)
--------------------------------------------------------------------------------
absence of such quoted market value, the price at which the Fund has valued such securities. The Fund will not invest in restricted and other illiquid securities if, as a result of such investment, the value of the Fund's illiquid assets would exceed 15% of the value of the Fund's net assets.

Restricted securities eligible for resale under Rule 144A under the Securities Act of 1933 that have been determined to be liquid by the Fund's Board of Directors based upon trading markets for the securities and any other restricted securities that become registered under the Securities Act of 1933 or that may be otherwise freely sold without registration thereunder are not subject to the foregoing limitation, unless they are otherwise illiquid.

Certain securities held by the Fund, which were restricted at the time of their acquisition, have been deemed to no longer be restricted for financial statement presentation purposes in reliance upon the provision of Rule 144 under the Securities Act of 1933.

The Fund normally will be able to purchase restricted securities at a substantial discount from the market value of similar unrestricted securities, but there are certain risks which the Fund will necessarily assume in acquiring restricted securities. The principal risk is that the Fund may have difficulty in disposing of such securities without registration under the Securities Act of 1933, and the Fund will have to bear the risk of market conditions prior to such registration. In the absence of an agreement obtained at the time of purchase of such securities, there can be no assurance that the issuer will register the restricted securities. Furthermore, if the Fund disposes of restricted securities without registration, it may be necessary to sell such shares at a discount similar to or greater than that at which the Fund purchased the shares.

NOTE 5. CARRYOVERS

At May 31, 1998, the Fund had net capital loss carryforwards of approximately $42,948,000 expiring in
--------------------------------------------------------------------------------
                        THE AMERICAN HERITAGE FUND, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                                  MAY 31, 1998
                                  (Continued)
--------------------------------------------------------------------------------
2003 through 2006 and net operating loss carryforwards of approximately $2,797,000, which begin to expire in 1999 through 2014.

NOTE 6. REDEMPTIONS

The Fund reserves the right to make payments for shares redeemed in cash or in kind.

NOTE 7. CAPITAL SHARE TRANSACTIONS

As of May 31, 1998 the total par value and paid in capital totaled $62,106,492.

Transactions in capital stock were as follows:

                              FOR THE YEAR              FOR THE YEAR ENDED
                           ENDED MAY 31, 1998              MAY 31, 1997
                       --------------------------   --------------------------
                         SHARES         AMOUNT        SHARES         AMOUNT
                       -----------   ------------   -----------   ------------
Shares sold             12,381,297   $ 12,475,679     8,704,545   $  6,830,024
Shares issued in
 reinvestment of
 dividends                       0              0             0              0
Shares redeemed        (16,079,052)   (15,378,426)  (14,977,593)   (10,430,636)
                       -----------   ------------   -----------   ------------
Net decrease            (3,697,755)  $ (2,902,747)   (6,273,048)  $ (3,600,612)
                       ===========   ============   ===========   ============

NOTE 8. BANK LOANS

The Fund has a demand secured $10,000,000 bank line of credit; borrowings under this arrangement bear interest at the bank's prime rate. The outstanding balance as of May 31, 1998 was $638,684. Total interest paid on the credit line during the year ended May 31, 1998 totaled $90,496.

NOTE 9. CONTINGENCIES

On October 5, 1994, a shareholder of the Fund on behalf of himself and a purported class of others brought an action against the Fund, AHMC, Heiko H. Thieme and Richard K. Parker in the United States District Court for the Southern District of New York. Although the Fund cannot now determine the exact amount of the losses incurred by members of the purported class, the Fund believes that such losses do not exceed $25 million and could be less. The amount

--------------------------------------------------------------------------------
                        THE AMERICAN HERITAGE FUND, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                                  MAY 31, 1998
                                  (Continued)
--------------------------------------------------------------------------------
of the outstanding shares of the Fund has been rapidly diminishing since early 1994. The Fund had approximately 18 million outstanding shares as of July 20, 1998.

The Complaint alleged that certain registration statements and prospectuses of the Fund did not disclose certain risks involving the Fund's investments in restricted securities and companies having small capitalizations and which lack significant operating histories or established products and that the Fund invests significant amounts of money in such companies based "merely" on an interview between the company's executives and Mr. Thieme and a review of the companies' financial statements or products. The Complaint also alleged that certain assets of the Fund were overvalued. On September 11, 1995, the Court, in ruling on the Fund's Motion to Dismiss, dismissed the Complaint. The Court's Order permitted the Plaintiff to move the Court for leave to file an amended complaint limited to claims relating to the Fund's investments in restricted and other illiquid securities.

On July 11, 1996, the Court issued an Order permitting the Plaintiff to file an amended complaint. The amended complaint alleges that certain registration statements and prospectuses of the Fund failed to disclose certain risks regarding the Fund's investments in illiquid securities and that the Fund invested in illiquid securities in concentrations which exceeded the Fund's own investment restrictions and that the Fund improperly valued its illiquid securities. The amended complaint also alleges that the other defendants breached their fiduciary duties in connection with the Fund's investments in and valuation of illiquid securities and by the receipt of AHMC of substantial compensation for investment advice and that the Fund breached its own limitations with respect to illiquid securities and that the Fund changed investment policies without obtaining a shareholder vote.

The Plaintiff made a motion to permit the action to proceed as a class action and in which the Plaintiff
--------------------------------------------------------------------------------
                        THE AMERICAN HERITAGE FUND, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                                  MAY 31, 1998
                                  (Continued)
--------------------------------------------------------------------------------
would serve as the sole class representative of all persons who acquired shares of the Fund from July 1, 1993 through August 31, 1994. On August 1, 1997, the Court denied the Plaintiff's motion.

The Fund, after conferring with its special counsel, has concluded that the substantive allegations of the amended complaint are without merit. Although there can be no assurance of the outcome of the action, based upon the Fund's belief, the Fund has not established a reserve for potential losses other than the expenses of its defense. The Fund intends to vigorously defend the action.

The Plaintiff is seeking rescission or compensatory damages and pre-judgment interest thereon and the costs and expense of the litigation and such other and further relief as the Court may deem just and proper. The Fund's Officers and Directors are entitled to be indemnified by the Fund to the full extent permitted by law.

The Fund has borne expenses related to the above litigation which for the year ended May 31, 1998 totaled $136,777. As of May 31, 1998 the Fund has recovered a total of $171,310 from its insurance carrier relating to current and prior year expenses.

On August 4, 1995 the Fund commenced an action against Kouri Capital Group, Inc. ("KCG") and Pentti Kouri in the Supreme Court of the State of New York, County of New York. The action was based upon a Stock Purchase Agreement between the Fund and KCG pursuant to which KCG agreed to repurchase certain shares issued thereby and sold to the Fund for $4,400,000. Such obligation of KCG was personally guaranteed by Mr. Kouri. Neither KCG nor Mr. Kouri has honored its or his obligation to the Fund. The Fund sought a recovery in the amount of $4,400,000 plus interest. The defendants denied the substantive allegations of the Complaint and asserted counterclaims which would declare their obligations to the Fund to have been terminated and to obtain damages in excess of $4,400,000. The Fund, after

--------------------------------------------------------------------------------
                        THE AMERICAN HERITAGE FUND, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                                  MAY 31, 1998
                                  (Continued)
--------------------------------------------------------------------------------
conferring with its special counsel, concluded that the substantive allegations of the counterclaims were without merit. Although there could be no assurance of the outcome of the action, based upon the Fund's belief, the Fund did not establish a reserve for potential losses other than the expense of its defense of the counterclaims. Upon agreement of the parties, the action has been dismissed without prejudice. In the event that the Fund is unable to reach a settlement of its claims acceptable to the Fund, the Fund intends to bring another action again KCG and Mr. Kouri. In such event, it can be expected that they will again assert counterclaims against the Fund.

The Fund has borne all expenses related to the above litigation which for the year ended May 31, 1998 totaled $64,750.

--------------------------------------------------------------------------------
                        THE AMERICAN HERITAGE FUND, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                                  MAY 31, 1998
                                  (Continued)
--------------------------------------------------------------------------------
NOTE 10. SUBSEQUENT EVENTS

On July 20, 1998, the Fund's investment in the securities of Senetek PLC (Senetek) represented approximately 74% of the Fund's net assets. As set forth in the Fund's Prospectus, the restriction limiting investments of more than 50% of the value of total assets in the securities of any one issuer is applied solely at the time of any proposed transaction. Senetek is a small foreign company and the Fund's investment therein is speculative.

On July 20, 1998 the Fund's investment in the securities of ADM Tronics Unlimited, Inc. represented approximately 19% of the Fund's net assets with a value of approximately $3,300,000. The Fund believes that substantially all of this holding was illiquid at May 31, 1998.

                        THE AMERICAN HERITAGE FUND, INC.
                        FINANCIAL HIGHLIGHTS AND RELATED
                            RATIOS/SUPPLEMENTAL DATA
                  FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                          FOR THE FISCAL YEARS ENDED MAY 31,
                                         --------------------------------------------------------------------
                                            1998          1997          1996          1995           1994
                                         -----------   -----------   -----------   -----------   ------------
Net asset value, beginning of year.....  $       .83   $       .76   $       .63   $      1.19   $       1.42
Income from investment operations:
  Net investment income (loss).........        (.04)         (.03)         (.02)           .06            .19
  Net gains or (losses) on securities
    (both realized and unrealized).....          .14           .10           .15         (.48)          (.35)
                                         -----------   -----------   -----------   -----------   ------------
Total from investment operations.......          .10           .07           .13         (.42)          (.16)
Less distributions
  Dividends (from net investment
    income)............................           --            --            --           .07             --
  Distributions (from capital gains)...           --            --            --            --            .07
  Return of capital distribution.......           --            --            --           .07             --
                                         -----------   -----------   -----------   -----------   ------------
Net asset value, end of year...........  $       .93   $       .83   $       .76   $       .63   $       1.19
                                         ===========   ===========   ===========   ===========   ============
Total return...........................       12.05%         9.21%        20.63%      (38.37)%       (12.49)%
Net assets, end of period..............  $16,890,738   $18,126,591   $21,429,753   $30,779,569   $101,036,392
Ratio of expenses to average net
  assets...............................        5.85%         6.42%         6.25%         3.69%          2.41%
Ratio of net income (loss) to average
  net assets...........................      (4.08)%       (4.97)%       (3.53)%         6.55%          3.40%
Portfolio turnover rate................       1,180%          470%          606%          620%           434%
Average commission per share...........  $     .0858   $     .0879   $     .0866           N/A            N/A

N/A -- Disclosure not applicable to prior periods.

   The accompanying notes are an integral part of these financial statements.

                      LANDSBURG PLATT RASCHIATORE & DALTON
                          Certified Public Accountants

            117 South 17th Street 13th Floor Philadelphia, PA 19103
                         215-561-6633 FAX 215-561-2070

                          INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Directors
The American Heritage Fund, Inc.

We have audited the accompanying statement of assets and liabilities of The American Heritage Fund, Inc., including the schedule of investments in securities, as of May 31, 1998, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights and related ratios/supplemental data for each of the five years in the period then ended. These financial statements, and financial highlights and related ratios/supplemental data are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements, and the financial highlights and related ratios/supplemental data based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights and related ratios/supplemental data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights and related ratios supplemental data. Our procedures included confirmation of securities owned as of May 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights and related ratios/supplemental data referred to above present fairly, in all material respects, the financial position of The American Heritage Fund, Inc. as of May 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights and related ratios/supplemental data for each of the five years in the period then ended, in conformity with generally accepted accounting principles.



/s/ LANDSBURG PLATT RASCHIATORE & DALTON
June 24, 1998

THE AMERICAN HERITAGE FUND, INC.             BULK RATE
1370 Avenue of the Americas                 U.S. POSTAGE
New York, NY 10019                             PAID
                                            SECAUCUS, NJ
   ADDRESS CORRECTION REQUESTED            PERMIT NO. 237






                                              THE
                                              AMERICAN
[AMERICAN HERITAGE FUND LOGO]                 HERITAGE
                                              FUND, INC.
-------------------------------------------------------------
                                              ANNUAL
                                              REPORT
                                              May 31, 1998

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of The American Heritage Fund, Inc. Such offering is made only by prospectus, which includes details as to offering price and other material information.